UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2008

KeyCorp

(Exact name of registrant as specified in its charter)

0-850

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

As previously reported, on February 27, 2008, KeyCorp, an Ohio corporation (the “Company”), and KeyCorp Capital X, a statutory trust formed under the laws of the State of Delaware (the “Trust”), completed the public offering of $700,000,000 aggregate principal amount of the Trust’s 8.000% Enhanced Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement, dated February 20, 2008, among the Company, the Trust, and Citigroup Global Markets Inc., Wachovia Capital Markets, LLC and KeyBanc Capital Markets Inc., as representatives (the “Representatives”) of the several underwriters (collectively, the “Underwriters”) named in Schedule I to the Pricing Agreement, dated February 20, 2008, among the Company, the Trust and the Representatives (the “Pricing Agreement”). The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 8.000% Junior Subordinated Debentures, due 2068 (the “Junior Subordinated Debentures”), issued pursuant to a Junior Subordinated Indenture dated December 4, 1996, as amended and supplemented from time to time.

The Pricing Agreement provided the Underwriters with an option, exercisable within 10 days from the date of the Pricing Agreement, to buy an additional $105,000,000 aggregate principal amount of the Capital Securities (the “Purchase Option”). On February 28, 2008, the Underwriters partially exercised the Purchase Option to buy an additional $40,000,000 aggregate principal amount of the Capital Securities. On March 3, 2008, the Company and the Trust completed the sale of the additional $40,000,000 aggregate principal amount of Capital Securities, the proceeds of which were also invested by the Trust in the Junior Subordinated Debentures. By virtue of the March 3, 2008 closing, the Trust’s assets increased to $740,010,000 in aggregate principal amount of the Junior Subordinated Debentures.

Also as previously reported, on February 27, 2008, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that neither the Company nor any subsidiary of the Company (including the Trust) will redeem or purchase any of the Capital Securities or the Junior Subordinated Debentures unless such redemptions or purchases are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. In connection with the exercise of the Purchase Option, the Company entered into a Supplement to the RCC, whereby the Company extended the covenants and obligations of the RCC to include the additional Capital Securities purchased pursuant to the Purchase Option. A copy of the Supplement to the RCC is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In connection with the issuance of the additional Junior Subordinated Debentures, Squire, Sanders & Dempsey L.L.P., special tax counsel to the Company, rendered an opinion regarding certain tax matters. A copy of the tax opinion is attached to this Form 8-K as Exhibit 8.1 and is hereby incorporated by reference in the Registration Statement on Form S-3 filed by the Company and the Trust (File Nos. 333-134937, 333-134937-01, 333-134937-02, 333-134937-03 and 333-134937-04).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P. as to certain federal income tax matters relating to the Capital Securities.

99.1	Supplement to the Replacement Capital Covenant of the Company, dated as of March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2008

KEYCORP

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

INDEX TO EXHIBITS

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P. as to certain federal income tax matters relating to the Capital Securities.

99.1	Supplement to the Replacement Capital Covenant of the Company, dated as of March 3, 2008.